UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 15, 2005
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPPOINTMENT OF PRINCIPAL OFFICERS:

5.02(d) Effective as of August 15, 2005, Ramtron International Corporation's ("Ramtron") Board of Directors elected Dr. William George and Mr. Jack L. Saltich to Ramtron's Board of Directors to fill vacancies thereon. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

Dr. William George is expected to be elected to the Compensation Committee and Nominating Committee of the Board of Directors of Ramtron. Mr. Jack L. Saltich is expected to be elected to the Audit Committee and Compensation Committee of the Board of Directors of Ramtron.

There are no arrangements or understandings between Dr. George and any other person pursuant to which he was selected as a director of Ramtron, and there is no information required to be disclosed with respect to Dr. George pursuant to Item 404(a) of Regulation S-K.

There are no arrangements or understandings between Mr. Saltich and any other person pursuant to which he was selected as a director of Ramtron, and there is no information required to be disclosed with respect to Mr. Saltich pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated August 18, 2005.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated August 18, 2005

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